Exhibit 99.1

PROXY

UNITED BANCSHARES, INC.

100 South High Street

Columbus Grove, Ohio 45830

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

_____________, 1999

THIS PROXY IS SOLICITED BY MANAGEMENT AND UNLESS OTHERWISE MARKED WILL BE VOTED FOR THE PROPOSAL.

The undersigned, having received notice of the Special Meeting of Shareholders of United Bancshares, Inc., Columbus Grove, Ohio to be held at _______ p.m., _____________, 1999, hereby designates and appoints ________________, __________________ and _________________, or any of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of United Bancshares, Inc., which the undersigned is entitled to vote at such Special Meeting of Shareholders, or at any adjournment thereof, such proxies being directed to vote as specified below on the following proposal:

Management recommends a vote FOR the proposal.

Proposal 1: To vote on the approval of the following Resolution:

RESOLVED, That pursuant to Ohio Revised Code Sections 1701.78, the Plan and Agreement of Reorganization and Merger Agreement, both dated _________, 1999, by and between United Bancshares, Inc. and The Bank of Leipsic Company such Agreements providing for, among other things, the merger of The Leipsic Interim Bank, a wholly-owned banking subsidiary of United Bancshares, Inc. with and into Bank of Leipsic with each outstanding share of Bank of Leipsic being converted into shares of United Bancshares Common Stock in accordance with the Agreement be, and they hereby are, approved, adopted, ratified and confirmed.

FOR______ AGAINST______ ABSTAIN______

Proposal 2: To vote on the approval of the following Resolution:

RESOLVED, That pursuant to the Section 1 of Article III of the United Bancshares, Inc. Code of Regulations, the number of Directors of United Bancshares, Inc. be, and it hereby is, fixed at eight members.

FOR______ AGAINST______ ABSTAIN______

If this Proxy is properly signed but the above ballot is not marked, such proxies are authorized to vote the shares represented by this proxy in accordance with their discretion. It is the present intention of such proxies to vote for the merger proposal, and to vote in the best interest of the Company, in the judgment of the proxies, concerning any other matters presented at the meeting.

The undersigned reserves the right to revoke this Proxy at any time until the Proxy is voted at the Special Meeting. The Proxy may be revoked by a later dated Proxy, by giving written notice to the Company at any time before the Proxy is voted, or in open meeting.

DATED:_________________________

Signature

_________________________________

(Number of Shares) Signature

(Please sign Proxy as your name appears on your stock certificate(s). Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)

ALL FORMER PROXIES

ARE HEREBY REVOKED

Please date, sign, and mail this proxy to the proxy committee, in care of United Bancshares, Inc., 100 South High Street, Columbus Grove, Ohio 45830. A pre-addressed envelope is enclosed.

Exhibit 99.2

PROXY

THE BANK OF LEIPSIC COMPANY

142 Main Street

Leipsic, Ohio 45856

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

_____________, 1999

THIS PROXY IS SOLICITED BY MANAGEMENT AND UNLESS OTHERWISE MARKED WILL BE VOTED FOR THE PROPOSAL.

The undersigned, having received notice of the Special Meeting of Shareholders of The Bank of Leipsic Company, Leipsic, Ohio to be held at _______ p.m., _____________, 1999, hereby designates and appoints ________________, __________________ and _________________, or any of them, as attorneys and proxies for the undersigned, with full power of substitution, to vote for and in the name of the undersigned all shares of the common stock of The Bank of Leipsic which the undersigned is entitled to vote at such Special Meeting of Shareholders, or at any adjournment thereof, such proxies being directed to vote as specified below on the following proposal:

Management recommends a vote FOR the proposal.

Proposal: To vote on the approval of the following Resolution:

RESOLVED, That pursuant to Ohio Revised Code Sections 1701.78 and 1701.831, (i) the Plan and Agreement of Reorganization and Merger Agreement, both dated _________, 1999, by and between United Bancshares, Inc. and The Bank of Leipsic Company such Agreements providing for, among other things, the merger of The Leipsic Interim Bank, a wholly-owned banking subsidiary of United Bancshares, Inc. with and into Bank of Leipsic with each outstanding share of Bank of Leipsic being converted into shares of United Bancshares Common Stock in accordance with the Agreement be, and they hereby are, approved, adopted, ratified and confirmed; and (ii) the transaction under the provisions of the Ohio Control Share Acquisition Statute be, and it hereby is, approved, adopted, ratified and confirmed.

FOR______ AGAINST______ ABSTAIN______

If this Proxy is properly signed but the above ballot is not marked, such proxies are authorized to vote the shares represented by this proxy in accordance with their discretion. It is the present intention of such proxies to vote for the merger proposal, and to vote in the best interest of the Company, in the judgment of the proxies, concerning any other matters presented at the meeting.

The undersigned reserves the right to revoke this Proxy at any time until the Proxy is voted at the Special Meeting. The Proxy may be revoked by a later dated Proxy, by giving written notice to the Company at any time before the Proxy is voted, or in open meeting.

DATED:_________________________

Signature

_________________________________

(Number of Shares) Signature

(Please sign Proxy as your name appears on your stock certificate(s). Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title as such.)

ALL FORMER PROXIES

ARE HEREBY REVOKED

Please date, sign, and mail this proxy to the proxy committee, in care of The Bank of Leipsic Company, 142 Main Street, Leipsic, Ohio 45856. A pre-addressed envelope is enclosed.